Wabash National Corporation RW Baird Industrials Conference November 7 | Chicago, IL Jeff Taylor – Chief Financial Officer

Safe Harbor Statement This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward- looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Non-GAAP Financial Measures In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including free cash flow, operating EBITDA, operating EBITDA margin, adjusted operating income, adjusted net income and adjusted earnings per diluted share. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, acquisition expenses, impairments, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income is included in the appendix to this presentation. Free cash flow is defined as net cash provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the items identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow and net income conversion to free cash is included in the appendix to this presentation. Adjusted operating income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the tables following this presentation. Adjusted net income and adjusted earnings per diluted share, each reflect adjustments for acquisition expenses, the losses attributable to the Company’s extinguishment of debt, impairment charges, executive severance costs, income or losses recognized on the sale and/or closure of former Company locations, adjustments related to the Company’s deferred tax assets as a result of IRS guidance on application of the Tax Cuts and Jobs Act of 2017, and reversal of reserves for uncertain tax positions. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of each of adjusted net income and adjusted earnings per diluted share to net income and net income per diluted share is included in the tables following this presentation. 2 2

Wabash National – Changing How the World Reaches You Key Messages ▪ Wabash National has grown to be a more diverse company over the last decade with a more resilient portfolio of businesses ▪ Final Mile business is growing rapidly, also changing the nature of discussions with customers ▪ Focused on material technology innovation; leveraging across businesses ▪ Strong generator of free cash flow and 6-year history of free cash conversion 100%+ ▪ Strong balance sheet and balanced capital deployment 3 3

Wabash at a Glance (NYSE: WNC) 1985 Lafayette, IN ~$800M1 ~7,100 12 $2.3B 6.1%2 $78M Founded Headquarters Market-cap Global Employees Manufacturing 2018 Revenue 2018 Operating 2018 FCF Locations Margin 2018 Revenue by Segment by Product 16% Commercial Trailer Products Dry Van Trailers 27% 17% Diversified Products Other Specialty Trailers 51% 67% Final Mile Products 22% Non-Trailer Products Vision To be the innovation leader of engineered solutions for the transportation, logistics and distribution industries 4 4 1 2 As of 10’21’2019; Adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance and Facility transactions 4

Broadening Exposure Across Transportation, Logistics and Distribution FIRST MILE MIDDLE MILE FINAL MILE ▪ Long-haul routes of goods ▪ Products moved into or redistributed ▪ Delivery of goods to home or final among fulfillment centers destination ▪ Driven by freight activity ▪ Driven by strategic positioning of goods ▪ Driven by strong growth in e-Commerce ▪ Traditional First Mile carriers can no to allow for 2-day delivery or less longer ignore Middle and Final Mile ▪ Positioning to be a more strategic player opportunities in Final Mile: invest in technology; focus on operational excellence; disciplined and strategic M&A Our Exposure Now Reaches Far Beyond the Dry Van Market 5 5

Strategic Diversification from Supreme Acquisition Benefits from Adding Final Mile Products to Our Portfolio ▪ Accelerating Wabash’s organic growth in the ~$3.5B final mile equipment market ▪ Improving manufacturing footprint and portfolio to better serve customers ▪ Delivering profitable growth in an attractive market Addition of Supreme Changing the Nature of Customer Interactions 6 6

Our Sustainable Competitive Advantages Industry-leading Innovative Operational Strong Customer Product Portfolio Technology Excellence Relationships ▪ Leverage our 30+ years of ▪ Customer-focused engineered ▪ Emphasizing manufacturing ▪ Built on industry-leading, engineering and mfg. solutions in all our industries velocity and business process innovative products that experience to offer a wide and markets optimization provide superior long-term selection of transportation and ▪ 200+ patents and patent ▪ Breakthrough thought process value industrial products applications in the U.S. and ▪ Lean Six Sigma manufacturing ▪ Diverse customer base and ▪ Provide customers with abroad approach for 13+ years end markets innovative products lowering ▪ Established relationships with their total cost of ownership many of the largest carrier and industry leaders Wabash is a Leader in Technology and Innovation 7 7

Mega Trends Driving Growth Energy & Chemical Urbanization, Final Mile & Expansion of Cold Chain & Increased Regulation Production, Storage & Home Delivery Food Equipment (GHG1, ELDs2, Food Safety) Transportation ▪ New and existing designs ▪ New patent-pending ▪ Low cost energy supports ▪ Advanced lightweight technology chemical production materials ▪ Growing customer base, including traditional ▪ International expansion ▪ $200B+ of chemical ▪ Full suite of aero products freight fleets capital investment³ ▪ Aftermarket parts growth ▪ Market share growth in ▪ Mobile and on-site aluminum products customer service WNC is Poised to Capitalize on Industry Mega Trends 8 8 1 Greenhouse gasses (GHG); 2 Electronic logging devices (ELD); 3 Source: American Chemistry Council

Market Drivers Market Demand Summary ▪ Trailer demand forecasts above replacement levels ▪ E-commerce driving robust growth in Final Mile segment ▪ Tank trailer demand bolstered by strong and steady food, dairy & beverage and chemical markets Commercial Trailer Products Final Mile Products Diversified Products Group U.S. Trailer Production Forecasts U.S. E-commerce Retail Sales1 U.S. Milk Production2 350,000 $600,000 10% 220 300,000 $500,000 8% 200 250,000 $400,000 200,000 6% 180 $300,000 150,000 4% 160 100,000 $200,000 50,000 $100,000 2% 140 Billions of lbs. of Billions 0 $0 0% 120 100 U.S. E-commerce Retail Sales ($M) ACT FTR E-commerce as % of Total Retail Sales Trailer Demand Above Replacement Levels 9 9 1 U.S. Census Bureau; 2 U.S. Department of Agriculture

Strategic Path Forward both in the Near- and Long-term ▪ Continue innovation leadership INNOVATE ▪ Develop new capabilities and capacity to enable growth ▪ Improve durability and reduce weight with material technologies ▪ Margin enhancement through integration, alignment and shared services activities OPTIMIZE ▪ Utilize WMS and lean manufacturing to drive margin enhancement through continuous focus on efficiency ▪ Expand Final Mile platform GROW ▪ Commercialize MSC1 refrigerated van ▪ Increase corporate business development capability Focused, Simplified Strategy 10 10 1 Molded Structural Composites technology

Historical Financial Performance $2,267 $2,028 $1,863 $1,845 $1,767 $1,636 $1,462 $1,214 $1,312 $1,187 $1,041 $1,103 Annual $836 ($M) $640 Revenue $338 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 $204 $182 $146 $122 $137 $103 Annual Adjusted $69 $80 $85 $38 Operating Income¹ $27 $20 ($M) $(15) $(38) $(66) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Substantial Peak to Peak Growth in Key Financial Metrics 11 11 1 Please see appendix for reconciliations of historical adjusted operating income in 2008 and 2012 to 2018

Historical Financial Performance 237% 133% 119% Free Cash Flow 113% 106% 106% Conversion¹ 2013 2014 2015 2016 2017 2018 6-Year Track Record of 100%+ Free Cash Flow Conversion 12 12 1 Free Cash Flow Conversion defined as Free Cash Flow/Net Income. Please see appendix for reconciliation

Balanced Capital Allocation Strategy LIQUIDITY Managing the business for the long-term DEBT Target net debt leverage of 1.0x to 3.0x MANAGEMENT Focus on debt reduction and lowering net debt leverage to ~1.0x REINVEST FOR Capital expenditures / R&D to support organic growth and commercialization GROWTH of new products in near term Current dividend yield of 2.3%¹ DIVIDEND Reinstituted dividend in 2017 and increased 33% over last two years SHARE Offset dilution from stock based compensation REPURCHASES $255M share repurchases over last 4 years² 13 13 1 As of 10/21/2019; ²As of 9/30/19

Financial Goals as a More Diversified Provider of Engineered Solutions 2018 FY Results 2021 Goals 2018 – 2021 Assumptions ▪ U.S. annual GDP growth of 2-3% REVENUE $2.27B ~$2.2B ▪ Trailer market to decline mid/high-single digits CAGR ADJUSTED ▪ Truck body market to grow mid- 6.1% ~8.0% OPERATING MARGIN1 single digits CAGR ▪ 26.5% tax rate ▪ Excludes acquisitions ADJUSTED EPS2 $1.44 $1.90 – $2.10 ▪ Flat share count 14 14 1 2018 Operating Margin adjusted for Impairment, Acquisition expenses and related charges, Executive severance and Facility transactions; 2 2018 EPS adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance, Facility transactions and Loss on debt extinguishment

Reconciliation of Adjusted Consolidated Operating Income Unaudited ($M) 2008 2012 2013 2014 2015 2016 2017 2018 Income from Operations $ (103.8) $ 70.5 $ 103.2 $ 122.4 $ 180.4 $ 202.5 $ 130.8 $ 111.0 Adjustments: Impairment 66.3 - - - 1.1 1.7 - 25.0 Acquisition expenses and related charges - 14.4 - - - - 15.0 0.8 Executive severance - - - - - - 0.2 0.2 Facility transactions - - - - - - - 0.4 Adjusted Operating Income $ (37.5) $ 84.9 $ 103.2 $ 122.4 $ 181.5 $ 204.2 $ 146.0 $ 137.4 15 15

Reconciliation of Adjusted Segment Operating Income Unaudited – ($000s) 16 16

Reconciliation of Adjusted Diluted Earnings Per Share Unaudited – dollars per share 17 17

Reconciliation of Free Cash Flow Unaudited ($M) 2013 2014 2015 2016 2017 2018 Net cash provided by operating activities $ 128.7 $ 92.6 $ 131.8 $ 178.8 $ 144.4 $ 112.5 Capital expenditures 18.4 20.0 20.8 20.3 26.1 34.0 Free cash flow $ 110.3 $ 72.6 $ 111.0 $ 158.5 $ 118.3 $ 78.5 Free cash flow $ 110.3 $ 72.6 $ 111.0 $ 158.5 $ 118.3 $ 78.5 Net income 46.5 60.9 104.3 119.4 111.4 69.4 Free cash flow conversion 237% 119% 106% 133% 106% 113% 18 18